EQ/AB Sustainable U.S. Thematic Portfolio — Class IB Shares
Summary Prospectus dated May 1, 2022

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/AB Sustainable U.S. Thematic Portfolio	Class IB Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.94%[1]
Total Annual Portfolio Operating Expenses	1.84%
Fee Waiver and/or Expense Reimbursement[2]	(0.84)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2023 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2023. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at
EQABSUST 1

the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years
Class IB Shares	$102	$497
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio commenced operations on February 21, 2022, its portfolio turnover rate as of the most recent fiscal year end is not available.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies. The Portfolio’s Sub-Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive U.S. companies that fit into sustainable investment themes. For this Portfolio, a “U.S. company” is any company that is organized in or has substantial business activities in the United States.
Through its “top down” process, the Sub-Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals (“SDGs”), which generally address challenges relating to economic prosperity, environmental sustainability, and social inclusion. The Sub-Adviser currently focuses on three primary investment themes — climate, health, and empowerment — but the focus may change over time based on the Sub-Adviser’s research. Within each of these primary investment themes, the Sub-Adviser identifies sub-themes to further determine the investment opportunities that meet the Portfolio’s criteria for sustainable investments. A company that derives at least 25% of its total revenues from activities that the Sub-Adviser believes are consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Portfolio invests derive a much greater portion of their revenues from such activities. Examples of sub-themes within climate currently include cleaner energy and resource efficiency, sanitation and recycling, and sustainable transportation. Examples of sub-themes within health currently include access to quality care, food security and clean water, medical innovation, and well being. Examples of sub-themes within empowerment currently include education and employment services, financial security and inclusion, information and communication technologies, and sustainable infrastructure. These primary investment themes and sub-themes are subject to change.
After the Sub-Adviser identifies a target universe of companies that meet the Portfolio’s criteria for sustainable investments, the Sub-Adviser engages in a detailed, “bottom-up” fundamental analysis of individual companies. The analysis focuses on a company’s financial strength and prospective earnings growth, quality of management and whether management is aligned with stakeholders, and valuation, and incorporates an evaluation of a company’s opportunities and risks relating to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management, and community impact. While the Sub-Adviser emphasizes positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons. The Portfolio seeks to own a portfolio of high quality companies whose products and services contribute to the achievement of one or more of the SDGs.
The Portfolio generally invests in approximately 30 to 60 companies. The Portfolio may invest in companies of any size; however, it invests primarily in mid- to large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization.
The Portfolio may invest up to 10% of its assets in foreign securities, typically by investing in American Depositary Receipts and Global Depositary Receipts.
EQABSUST 2

The Portfolio also may lend its portfolio securities to earn additional income.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole.
Geopolitical events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Portfolio. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
In addition, the U.S. Federal Reserve has invested or otherwise made available substantial amounts of money to keep credit flowing through short-term money markets and has signaled that it will continue to adjust its operations as appropriate to support short-term money markets. Amid these efforts, concerns about the markets’ dependence on the Fed’s provision of liquidity have grown.
Equity Risk  —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Portfolio may experience a significant or complete loss on its investment in an equity security. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.
ESG Considerations Risk  —  Consideration of ESG factors and sustainability criteria in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors or sustainability criteria. The integration of ESG and sustainability considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio's sustainability criteria may differ from those used by other funds. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio temporarily to hold securities that do not comply with the Portfolio’s criteria for sustainable investments. In evaluating a company, the Sub-Adviser is dependent upon information or data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s ESG and sustainability considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG and sustainability issues. In addition, it is possible that a company that derives at least 25% of its total revenues from activities that the Sub-Adviser believes are consistent with the achievement of the United Nations Sustainable Development Goals (“SDGs”) may have some exposure to product lines or businesses that do not meet the SDGs.
EQABSUST 3

Large-Cap Company Risk  —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk  — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Portfolio Management Risk  —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.
Focused Portfolio Risk  — The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.
Foreign Securities Risk  — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio's investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war, or other political or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
New Portfolio Risk  —  The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.
Sector Risk  — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Securities Lending Risk  —  The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.
Risk/Return Bar Chart and Table
Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.
EQABSUST 4

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	February 2022
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2022
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Daniel C. Roarty	Senior Vice President of AllianceBernstein	February 2022
Benjamin Ruegsegger	Senior Vice President of AllianceBernstein	February 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
EQABSUST 5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQABSUST 6